EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Verve Ventures Inc. ("Company") on Form 10-Q for the period ended July 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leslie Clitheroe, President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 14, 2011       By: /s/ Leslie Clitheroe
                                    --------------------------------------------
                                    Leslie Clitheroe, President, Chief Executive
                                    Officer and Chief Financial Officer